PRUDENTIAL INVESTMENT PORTFOLIOS 12

Prudential Global Real Estate Fund

Supplement dated March 10, 2011 to the

Prospectus dated May 27, 2010

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At a recent meeting of the Board of Trustees of Prudential Investment Portfolios 12 (the “Trust”), the Board approved a change in the dividend payment frequency for Prudential Global Real Estate Fund (the “Fund”) from annual to quarterly.

This supplement amends the Fund’s Prospectus and is in addition to any existing supplement to the Fund’s Prospectus.

1. The Fund’s distribution schedule under the caption “Fund Distributions and Tax Issues – Distributions,” and the paragraph preceding the distribution schedule, are deleted and replaced with the following:

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Fund Distribution Schedule
Dividends	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

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